EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of A-Fem Medical Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Fleming, Ph.D., Vice Chairman-Diagnostic, Secretary and Director, and Acting CEO of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      /s/ William H. Fleming
                                                      --------------------------
                                                      William H. Fleming
                                                      Vice-Chairman-Diagnostic
                                                      Secretary and Director
                                                      Acting CEO



Date:  August 30, 2005


                                       1